UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2012

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices, including Zip Code)

(888) 882-1880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated August 14, 2012 (the “Original Form 8-K”) filed by Brightcove Inc. (the “Company”) with the Securities and Exchange Commission on August 14, 2012, announcing the completion of the Company’s acquisition of Zencoder Inc. (“Zencoder”), a Delaware corporation. At that time, the Company stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Zencoder and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of Zencoder, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Zencoder as of December 31, 2011 and 2010 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited condensed financial statements of Zencoder, including the condensed balance sheets as of June 30, 2012 and December 31, 2011 and the unaudited condensed statements of operations and cash flows of Zencoder for the six months ended June 30, 2012 and 2011, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011 giving effect to the acquisition of Zencoder, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 26, 2012, by and among Brightcove Inc., Zebra Acquisition Corporation, Zencoder Inc. and the Securityholders’ Representative named therein (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 26, 2012).

23.1	Consent of Independent Auditors

99.1	Zencoder Inc. Audited Financial Statements for the Years Ended December 31, 2011 and 2010

99.2	Zencoder Inc. Unaudited Condensed Financial Statements for the Six Months Ended June 30, 2012 and 2011

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Brightcove Inc. as of and for the Six Months Ended June 30, 2012 and the Year Ended December 31, 2011

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2012

Brightcove Inc.

By:	/s/ Christopher Menard
Christopher Menard
Chief Financial Officer

3